Ex. 10.109-Guaranty Agreement between African American and Vicis


                               GUARANTY AGREEMENT

      THIS GUARANTY is made as of February 1, 2007 by African American Medical Network, Inc., a Florida corporation ("Guarantor"), in favor of VICIS CAPITAL MASTER FUND ("Vicis"), a trust formed under the laws of the Cayman Islands.

                                    RECITALS

      A. Guarantor is a wholly-owned subsidiary of MEDICAL MEDIA TELEVISION, INC., a Florida corporation (the "Borrower").

      B. Pursuant to a Note Purchase Agreement of even date herewith by and between Vicis and Borrower (as amended or modified from time to time, the "Note Purchase Agreement") and a 10% Secured Convertible Note due August 11, 2007 issued by Borrower to Vicis (as amended or modified from time to time, the "Note"), Vicis has made a $250,000 loan (the "Loan") to Borrower. Guarantor, Borrower and any other guarantor of the Loan are the intended beneficiaries of the Loan and, as such, the Loan will directly and significantly benefit Guarantor.

      C. It is a condition precedent to Vicis making the Loan that Guarantor execute and deliver to Vicis a guaranty in the form hereof. This is the Guaranty Agreement referred to in the Note Purchase Agreement.

                                   AGREEMENTS

      In consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with Vicis as follows:

                                   ARTICLE I
                                   DEFINITIONS

      When used in this Guaranty, capitalized terms shall have the meanings specified in the Note Purchase Agreement, the preamble, the recitals and as follows:

      Borrower. "Borrower" shall mean Medical Media Television, Inc., a Florida corporation.

      Event of Default. "Event of Default" shall have the meaning specified in the Note Purchase Agreement.

      Guaranty. "Guaranty" shall mean this Guaranty, as the same shall be amended from time to time in accordance with the terms hereof.

      Law. "Law" shall mean any federal, state, local or other law, rule, regulation or governmental requirement of any kind, and the rules, regulations, interpretations and orders promulgated thereunder.

      Obligations. "Obligations" shall mean (a) the principal of, and interest on, the Note, and any renewal, extension or refinancing thereof; (b) all debts, liabilities, obligations, covenants and agreements of Borrower contained in the Transaction Documents; and (c) any and all other debts, liabilities and obligations of Borrower to Vicis.

      Person. "Person" shall mean and include an individual, partnership, corporation, trust, unincorporated association and any unit, department or agency of government.

                                   ARTICLE II
                                  THE GUARANTY

      2.1 The Guaranty. Guarantor, for itself, its successors and assigns, hereby unconditionally and absolutely guarantees to Vicis the full and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of each of the Obligations. This is a guaranty of payment and performance and not of collection.

      2.2 Waivers and Consents.

            (a) Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantor and, in full recognition of that fact, Guarantor consents and agrees that Vicis may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the other terms of the Obligations or any part thereof, including without limitation any increase or decrease of the principal amount thereof or the rate(s) of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Transaction Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Transaction Documents or the Obligations or any part thereof; (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guaranties for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Vicis in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, release on terms satisfactory to Vicis or by operation of applicable Law or otherwise, liquidate or enforce any Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

            (b) Upon the occurrence and during the continuance of any Event of Default, Vicis may enforce this Guaranty independently of any other remedy, guaranty or security Vicis at any time may have or hold in connection with the Obligations, and it shall not be necessary for Vicis to marshal assets in favor of Borrower, any other guarantor of the Obligations or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Guarantor expressly waives any right to require Vicis to marshal assets in favor of Borrower or any other Person or to proceed against Borrower or any other guarantor of the Obligations or any collateral provided by any Person, and agrees that Vicis may proceed against any obligor and/or the collateral in such order as it shall determine in its sole and absolute discretion. Vicis may file a separate action or actions against Guarantor, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantor agrees that Vicis and Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

            (c) The rights of Vicis hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Vicis upon the bankruptcy, insolvency or reorganization of any Person, all as though such amount had not been paid. The rights of Vicis created or granted herein and the enforceability of this Guaranty shall remain effective at all times to guarantee the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor of the Obligations and whether or not Borrower or any other guarantor of the Obligations shall have any personal liability with respect thereto.

            (d) To the extent permitted by applicable law, Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of:
(i) any disability or other defense of Borrower or any other guarantor for the Obligations with respect to the Obligations (other than full payment and performance of all of the Obligations); (ii) the unenforceability or invalidity of any security for or guaranty of the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of Borrower or any other guarantor of the Obligations (other than by reason of the full payment and performance of all Obligations); (iv) any failure of Vicis to marshal assets in favor of Borrower or any other Person; (v) any failure of Vicis to give notice of sale or other disposition of collateral to Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of Vicis to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including, without limitation, any failure of Vicis to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation; (vii) any act or omission of Vicis or others that directly or indirectly results in or aids the discharge or release of Borrower or any other guarantor of the Obligations, or of any security or guaranty therefor by operation of Law or otherwise; (viii) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (ix) any failure of Vicis to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (x) the election by Vicis, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under
Section 364 of the United States Bankruptcy Code; (xii) any use of collateral under Section 363 of the United States Bankruptcy Code; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiv) the avoidance of any lien or security interest in favor of Vicis for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by Vicis that is authorized by this Section or any other provision of any Loan Document. Until all of the Obligations have been paid in full, Guarantor expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

      2.3 Condition of Borrower. Guarantor represents and warrants to Vicis that it has established adequate means of obtaining from Borrower, on a continuing basis, financial and other information pertaining to the business, operations and condition (financial and otherwise) of Borrower and its assets and properties. Guarantor hereby expressly waives and relinquishes any duty on the part of Vicis (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of Borrower or its assets or properties, whether now known or hereafter known by Vicis during the life of this Guaranty. With respect to any of the Obligations, Vicis need not inquire into the powers of Borrower or agents acting or purporting to act on its behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

      2.4 Continuing Guaranty. This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until all amounts owing by Borrower to Vicis on the Obligations shall have been paid in full.

      2.5 Subrogation; Subordination. Guarantor expressly waives any claim for reimbursement, contribution, indemnity or subrogation which Guarantor may have against Borrower as a guarantor of the Obligations and any other legal or equitable claim against Borrower arising out of the payment of the Obligations by Guarantor or from the proceeds of any collateral for this Guaranty, until all amounts owing to Vicis under the Obligations shall have been paid in full and all commitments to lend have been terminated or expired. In furtherance, and not in limitation, of the foregoing waiver, until all amounts owing to Vicis under the Obligations shall have been paid in full, Guarantor hereby agrees that no payment by Guarantor pursuant to this Guaranty shall constitute Guarantor a creditor of Borrower. Until all amounts owing to Vicis under the Obligations shall have been paid in full, Guarantor shall not seek any reimbursement from Borrower in respect of payments made by Guarantor in connection with this Guaranty, or in respect of amounts realized by Vicis in connection with any collateral for the Obligations, and Guarantor expressly waives any right to enforce any remedy that Vicis now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any collateral now or hereafter held by Vicis. No claim which any Guarantor may have against any other guarantor of any of the Obligations or against Borrower, to the extent not waived pursuant to this Section, shall be enforced nor any payment accepted until the Obligations are paid in full and all such payments are not subject to any right of recovery.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF GUARANTOR

      Guarantor hereby represents and warrants to Vicis as follows:

      3.1 Authorization. Guarantor is a corporation duly and validly organized and existing under the laws of the State of Florida, has the corporate power to own its owned assets and properties and to carry on its business, and is duly licensed or qualified to do business in all jurisdictions in which failure to do so would have a material adverse effect on its business or financial condition. The making, execution, delivery and performance of this Guaranty, and compliance with its terms, have been duly authorized by all necessary corporate action of Guarantor.

      3.2 Enforceability. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

      3.3 Absence of Conflicting Obligations. The making, execution, delivery and performance of this Guaranty, and compliance with its terms, do not violate any existing provision of Law; the articles of incorporation or bylaws of Guarantor; or any agreement or instrument to which Guarantor is a party or by which it or any of its assets is bound.

      3.4 Consideration for Guaranty. Guarantor acknowledges and agrees with Vicis that but for the execution and delivery of this Guaranty by Guarantor, Vicis would not have made the Loan. Guarantor acknowledges and agrees that the Loan Agreement will result in significant benefit to Guarantor who is the wholly-owned subsidiary of Borrower and the intended beneficiary of the Loan.

                                   ARTICLE IV
                           COVENANTS OF THE GUARANTOR

      4.1 Actions by Guarantor. Guarantor shall not take or permit any act, or omit to take any act, that would: (a) cause Borrower to breach any of the Obligations; (b) impair the ability of Borrower to perform any of the Obligations; or (c) cause an Event of Default under the Note Purchase Agreement.

      4.2 Reporting Requirements. Guarantor shall furnish, or cause to be furnished, to Vicis such information respecting the business, assets and financial condition of Guarantor as Vicis may reasonably request.

                                    ARTICLE V
                                  MISCELLANEOUS

      5.1 Expenses and Attorneys' Fees. Guarantor shall pay all reasonable fees and expenses incurred by Vicis, including the reasonable fees of counsel, in connection with the protection or enforcement of its rights under this Guaranty, including without limitation the protection and enforcement of such rights in any bankruptcy, reorganization or insolvency proceeding involving Borrower or Guarantor, both before and after judgment.

      5.2 Revocation. This is a continuing guaranty and shall remain in full force and effect until Vicis receives written notice of revocation signed by
Guarantor. Upon revocation by written notice, this Guaranty shall continue in full force and effect as to all Obligations contracted for or incurred before revocation, and as to them Vicis shall have the rights provided by this Guaranty as if no revocation had occurred. Any renewal, extension, or increase in the interest rate(s) of any such Obligation, whether made before or after revocation, shall constitute an Obligation contracted for or incurred before revocation. Obligations contracted for or incurred before revocation shall also include credit extended after revocation pursuant to commitments made before revocation.

      5.3 Assignability; Successors. Guarantor's rights and liabilities under this Guaranty are not assignable or delegable, in whole or in part, without the prior written consent of Vicis. The provisions of this Guaranty shall be binding upon Guarantor, its successors and permitted assigns and shall inure to the benefit of Vicis, its successors and assigns.

      5.4 Survival. All agreements, representations and warranties made herein or in any document delivered pursuant to this Guaranty shall survive the execution and delivery of this Guaranty and the delivery of any such document.

      5.5 Governing Law. This Guaranty and the documents issued pursuant to this Guaranty shall be governed by, and construed and interpreted in accordance with, the Laws of the State of New York applicable to contracts made and wholly performed within such state.

      5.6 Counterparts; Headings. This Guaranty may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The article and section headings in this Guaranty are inserted for convenience of reference only and shall not constitute a part of this Guaranty.

      5.7 Notices. All notices, requests and demands to or upon Vicis or Guarantor (to be delivered care of Borrower) shall be delivered in the manner set forth in Section 12.6 of the Note Purchase Agreement.

      5.8 Amendment. No amendment of this Guaranty shall be effective unless in writing and signed by Guarantor and Vicis.

      5.9 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

      5.10 Taxes. If any transfer or documentary taxes, assessments or charges levied by any governmental authority shall be payable by reason of the execution, delivery or recording of this Guaranty, Guarantor shall pay all such taxes, assessments and charges, including interest and penalties, and hereby indemnifies Vicis against any liability therefor.

      5.11 WAIVER OF RIGHT TO JURY TRIAL. GUARANTOR ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, GUARANTOR AGREES THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      5.12 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. AS A MATERIAL INDUCEMENT TO VICIS TO ENTER INTO THIS TRANSACTION:

            (a) THE GUARANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY MANNER RELATING TO OR ARISING OUT OF THIS GUARANTY OR THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH MAY BE BROUGHT ONLY IN COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE FEDERAL COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE GUARANTOR CONSENTS TO THE JURISDICTION OF SUCH COURTS. THE GUARANTOR WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH COURT AND ANY RIGHT IT MAY HAVE NOW OR HEREAFTER HAVE TO CLAIM THAT ANY SUCH ACTION OR PROCEEDING IS IN AN INCONVENIENT COURT; AND

            (b) Guarantor consents to the service of process in any such action or proceeding by certified mail sent to the address specified in Section 5.7.

      Nothing contained herein shall affect the right of Vicis to serve process in any other manner permitted by law or to commence an action or proceeding in any other jurisdiction.

Ex. 10.109-Guaranty Agreement between African American and Vicis


      IN WITNESS WHEREOF the undersigned has executed this Guaranty as of the day and year first above written.

                                          African American Medical Network, Inc.


                                          By: /s/ Philip M. Cohen
                                              ----------------------------------
                                              Philip M. Cohen
                                              Chief Executive Officer


                           Signature Page to Guaranty

Ex. 10.109-Guaranty Agreement between African American and Vicis


                               ACCEPTANCE BY VICIS
                               -------------------

This Guaranty Agreement is accepted by Vicis Capital Master Fund.


                                          VICIS CAPITAL MASTER FUND
                                              By:  Vicis Capital LLC


                                          By: /s/ Shad Stastney
                                              ----------------------------------
                                              Shad Stastney
                                              Chief Operating Officer


                           Acceptance Page to Guaranty